EXECUSTAY CORPORATION AND SUBSIDIARIES                             Exhibit 99.2
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30,1997

                                                          Historical                                  Pro Forma
                                        ---------------------------------------------    -----------------------------------------
                                            Execustay                   Boland               Boland                 Combined
                                              as of                     as of              Acquisition                as of
                                        September 30, 1997       September 30, l997        Adjustments          September 30, 1997

ASSETS

CASH AND CASH EQUIVALENTS                $   17,890,658              $   592,098       $ (8,146,756)(a)           $ 10,336,000
ACCOUNTS RECEIVABLE--trade                    4,999,681                1,984,811                                     6,984,492
PREPAID RENT AND OTHER                          484,625                  144,650                                       629,275
PROPERTY ON OR HELD FOR LEASE, net            4,751,310                      -                                       4,751,310
PROPERTY AND EQUIPMENT, net                   2,091,198                  213,552                                     2,304,750
OTHER ASSETS                                  3,255,449                  839,166          7,283,010 (a),(b)         11,377,625
                                         --------------              -----------                                  ------------

                                         $   33,472,921              $ 3,774,277                                  $ 36,383,452
                                         ==============              ===========                                  ============

LIABILITIES AND STOCKHOLDERS' EQUITY

BANK LINE OF CREDIT                      $          -                $       -                                    $        -
NOTES PAYABLE TO BANK                               -                    326,150           (326,150)(a)                    -
CAPITAL LEASE OBLIGATION                      1,529,180                      -                                       1,529,180
ACCOUNTS PAYABLE                              1,486,598                  737,267                                     2,223,865
ACCRUED AND OTHER LIABILITIES                 1,354,123                  180,362                                     1,534,485
DUE TO STOCKHOLDERS                           1,000,000                1,515,854         (1,515,854)(a)              1,000,000
CURRENT INCOME TAXES PAYABLE                     49,000                   65,321                                       114,321
DEFERRED TAX LIABILITIES                        107,000                      -              (16,000)(b)                 91,000
                                         --------------              -----------                                  ------------

TOTAL LIABILITIES                             5,525,901                2,824,954                                     6,492,851

STOCKHOLDERS' EQUITY

COMMON STOCK                                     67,975                        1              1,859 (a)                 69,835
ADDITIONAL PAID IN CAPITAL                   27,789,215                   39,999          1,901,722 (a)             29,730,936
RETAINED EARNINGS                                89,830                  909,323           (909,323)(a)                 89,830
                                         --------------              -----------                                  ------------

TOTAL STOCKHOLDERS' EQUITY                   27,947,020                  949,323                                    29,890,601
                                         --------------              -----------                                  ------------

                                         $   33,472,921              $ 3,774,277                                  $ 36,383,452
                                         ==============              ===========                                  ============

The accompanying notes are an integral part of these statements.

EXECUSTAY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30,1997

                                                          Historical                        Pro Forma
                                       -----------------------------------------  ----------------------------------
                                            Execustay            Boland                Boland        Combined
                                              as of               as of             Acquisition        as of
                                       September 30, 1997    September 30, 1997     Adjustments   September 30, 1997

REVENUE                                    $  35,253,084     $  10,631,115                        $   45,884,199

OPERATING COSTS AND EXPENSES

 Cost of revenue                              23,401,397         8,825,294                            32,226,691
 Personnel and payroll costs                   5,821,419           513,873                             6,335,292
 Occupancy costs and nonrental
    depreciation and amortization              1,166,090             6,168         168,922 (c)         1,341,180
 Other operating costs                         1,637,939           420,469                             2,058,408
                                           -------------     -------------                        --------------

TOTAL COSTS AND EXPENSES                      32,026,845         9,765,804                            41,961,571
                                           -------------     -------------                        --------------

EARNINGS FROM OPERATIONS                       3,226,239           865,311                             3,922,628

OTHER EXPENSE(INCOME)                                              (41,094)                              (41,094)
INTEREST EXPENSE                                 278,188           120,045                               398,233
                                           -------------     -------------                        --------------

EARNINGS BEFORE INCOME TAXES                   2,948,051           786,360                             3,565,489

INCOME TAX EXPENSE                               156,000            85,865                               241,865
                                           -------------     -------------                        --------------

NET INCOME                                 $   2,792,051     $     700,495                        $    3,323,624

PRO FORMA DATA

HISTORICAL EARNING BEFORE INCOME TAXES     $   2,948,051           786,360                        $    3,565,489
PROVISION FOR INCOME TAXES                     1,179,000           364,865        (117,865) (d)        1,424,000
                                           -------------     -------------                        --------------

PRO FORMA NET INCOME                       $   1,769,051     $     421,495                        $    2,139,489
                                           -------------     -------------                        --------------

PRO FORMA INCOME PER SHARE                 $        0.41                                          $         0.47
                                           -------------                                          --------------

WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING                          4,335,855                                               4,521,855
                                           -------------                                          --------------


The accompanying notes are an integral part of these statements.

EXECUSTAY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Twelve months ended December 31, 1996

                                                          Historical                               Pro Forma
                                       ------------------------------------------   --------------------------------------------
                                            Execustay            Boland                 Boland                 Combined
                                              as of               as of               Acquisition               as of
                                       December 31, 1996     December 31, 1996        Adjustments          December 31, 1996
REVENUE                                     $ 29,645,857        $ 7,689,071                                  $ 37,334,928

OPERATING COSTS AND EXPENSES

 Cost of revenue                              18,472,252          6,608,524                                    25,080,776
 Personnel and payroll costs                   5,596,781            458,556                                     6,055,337
 Occupancy costs and nonrental
    depreciation and amortization                 994107             12,157            225,229 (c)              1,231,493
 Other operating costs                         1,616,312            370,199                                     1,986,511
                                            ------------        -----------                                  ------------

TOTAL COSTS AND EXPENSES                      26,679,452          7,449,436                                    34,354,117
                                            ------------        -----------                                  ------------

EARNINGS FROM OPERATIONS                       2,966,405            239,635                                     2,980,811

OTHER EXPENSE(INCOME)                                              (100,281)                                     (100,281)
INTEREST EXPENSE                                 307,709             78,015                                       385,724
                                            ------------        -----------                                  ------------

EARNINGS BEFORE INCOME TAXES                   2,658,696            261,901                                     2,695,368

INCOME TAX EXPENSE                                     0             21,384                                        21,384
                                            ------------        -----------                                  ------------

NET INCOME                                  $  2,658,696        $   240,517                                  $  2,673,984

PRO FORMA DATA

HISTORICAL EARNING BEFORE INCOME TAXE       $  2,658,696        $   261,901                                  $  2,695,368
PROVISION FOR INCOME TAXES                     1,063,000            114,384            (99,384)(d)              1,078,000
                                            ------------        -----------                                  ------------

PRO FORMA NET INCOME                        $  1,595,696        $   147,517                                  $  1,617,368
                                            ------------        -----------                                  ------------

PRO FORMA INCOME PER SHARE                  $       0.40                                                     $       0.39
                                            ------------                                                     ------------

WEIGHTED AVERAGE COMMON
     SHARES OUTSTANDING                        3,965,000                                                        4,151,000
                                            ------------                                                     ------------

The accompanying notes are an integral part of these statements.

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

(a) Execustay Corporation's purchase price of Boland Corporate Housing, Inc.("Boland Corporation") as presented in the proforma balance sheet is $8,248,333. In accordance with the closing documents, the purchase price consists of $949,323 of "Tangible Net Book Value" (defined as tangible assets less liabilities) as of September 30, 1997 and goodwill of $7,199,010 which will be amortized over a 35 year period. The closing date payment consisted of $6,304,752 in cash and the issuance of 186,000 shares of Execustay $.01 par value common stock.

Included in the purchase price is $100,000 for a five year non-compete agreement entered into with the former shareholders of Boland Corporation. The cost of the non-compete is being amortized over the life of the agreement.

In addition to the purchase of all the outstanding common stock, Execustay repaid the stockholder loan and all of the outstanding bank debt of Boland Corporation.

(b) To record the deferred tax asset, and related adjustment to goodwill.

(c) To record amortization of goodwill and the non-compete agreement.

(d) Execustay's marginal tax rate is 40%.